Exhibit 10.14
AMENDMENT NO. 1
TO
REGISTRATION RIGHTS AGREEMENT
          This AMENDMENT NO. 1 (this “Amendment”) to REGISTRATION RIGHTS AGREEMENT (as hereby amended, the “Agreement”), dated as of November 17, 2010, by and among JWC Acquisition Corp., a Delaware corporation (the “Company”), JWC Acquisition, LLC, a Delaware limited liability company (the “Sponsor”), and the undersigned parties listed as Holders on the signature page hereto, is entered into effective as of March 31, 2011, by and among the above-referenced parties. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
          NOW THEREFORE, the parties to this Amendment hereby, intending legally to be bound, agree as follows:
AGREEMENT
     Section 1. Amendment. Section 5.7 of the Agreement is hereby deleted in its entirety and replaced with the following:
               “Section 5.7 Termination. This Agreement shall continue indefinitely until terminated upon the written consent of the Company and the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities at the time in question; provided, that no such termination shall affect registration rights exercised prior to such date.”
     Section 2. No Further Amendments or Modifications. The terms and conditions of the Agreement shall remain in full force and effect and are amended only to the extent specifically provided in this Amendment.
     Section 3. Counterparts. This Amendment maybe executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.
[Signature page follows]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of March 31, 2011.

COMPANY: JWC ACQUISITION CORP., a Delaware corporation
By:	/s/ Adam L. Suttin
Adam L. Suttin
President

HOLDERS:

JWC ACQUISITION, LLC, a Delaware limited liability company
By:	/s/ Adam L. Suttin
Adam L. Suttin
President

By:	/s/ John W. Childs
John W. Childs

By:	/s/ Adam L. Suttin
Adam L. Suttin

By:	/s/ Arthur P. Bryne
Arthur P. Byrne

By:	/s/ David A. Fiorentino
David A. Fiorentino

By:	/s/ Raymond B. Rudy
Raymond B. Rudy

By:	/s/ Jeffrey J. Teschke
Jeffrey J. Teschke

By:	/s/ William E. Watts
William E. Watts

By:	/s/ John K. Haley
John K. Haley

By:	/s/ Sonny King
Sonny King